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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-12154                73-1309529
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)



      1001 Fannin Street, Suite 4000
            Houston, Texas                                         77002
(Address of principal executive offices)                          (Zip Code)


                                 (713) 512-6200
              (Registrant's telephone number, including area code)

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1     Press Release dated June 30, 2003


ITEM 9.  REGULATION FD DISCLOSURE


            On June 30, 2003, Waste Management, Inc. issued a press release announcing the reduction of approximately 600 employee and 200 contract worker positions in its continuing effort to streamline costs.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              WASTE MANAGEMENT, INC.



Date:   June 30, 2003                         By: /s/ Lawrence O'Donnell, III
                                                  ---------------------------
                                                  Lawrence O'Donnell, III
                                                  Executive Vice President,
                                                  Operations Support and
                                                  Chief Administrative Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER         EXHIBIT DESCRIPTION
--------------         -------------------

     99.1              Press Release dated June 30, 2003


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